                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2000


                       MPW INDUSTRIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

               Ohio                                       31-1567260
 (State or other jurisdiction of                      (I.R.S. employer
  incorporation or organization)                     identification no.)

9711 Lancaster Road, S.E., Hebron, Ohio                     43025
(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code: (740) 927-8790


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)


Item 2.  Acquisition or Disposition of Assets

On July 19, 2000, MPW Industrial Services Group, Inc. (the "Company") closed on a transaction related to its majority-owned subsidiary Pentagon Technologies Group, Inc. ("Pentagon") pursuant to the Recapitalization Agreement, dated as of April 25, 2000, by and among Pentagon, MPW Industrial Services Group, Inc., MPW Management Services Corp., Pentagon Merger Sub, Inc., Baird Capital Partners III Limited Partnership, BCP III Special Affiliates Limited Partnerships and BCP III Affiliates Fund Limited Partnership, as amended (the "Recapitalization Agreement"). Under the Recapitalization Agreement, Baird Capital Partners and certain of its affiliates ("BCP") have invested in Pentagon, the Company has sold a majority of its equity interest in Pentagon to BCP and Pentagon indebtedness to the Company has been repaid. BCP is now the majority owner of Pentagon's capital stock. The Company's retained interest in the capital stock of Pentagon is 22.3 percent.

In connection with this transaction, the Company received payments totaling $22.7 million, which will be used to repay debt. During the three months ended March 31, 2000, the Company recorded a one-time, non-cash charge of approximately $3.4 million, net of related tax benefits, to reflect the estimated amount of loss and transaction-related expenses to be recognized from this transaction. The enclosed pro forma unaudited consolidated balance sheet at March 31, 2000 includes a revised estimated net loss and transaction-related expenses of $3.9 million. The revised loss amount is estimated subject to the determination of final post closing adjustments.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

                  Not applicable.

         (b)      Unaudited Pro Forma Consolidated Financial Information.


                       MPW Industrial Services Group, Inc.
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  INTRODUCTION

The following unaudited pro forma consolidated financial statements give effect to the disposition of MPW Industrial Services Group, Inc.'s (the Company) majority equity interest in Pentagon Technologies Group, Inc. (Pentagon) pursuant to the Recapitalization Agreement described in Item 2 and enclosed as
Exhibit 2 to this report on Form 8-K.

The unaudited pro forma consolidated balance sheet presents the financial condition of the Company at March 31, 2000 giving effect to the disposition of the Company's majority equity interest in Pentagon as if it had occurred on such date. The unaudited pro forma consolidated statements of operations for the year ended June 30, 1999 and the nine months ended March 31, 2000 give effect to the disposition as if it had occurred as of June 30, 1998.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of the Company's future financial position or results of operations.

The unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its 1999 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the nine months ended March 31, 2000.

                       MPW Industrial Services Group, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                 March 31, 2000


                                                           MPW
                                                        Industrial
                                                         Services       Pro Forma
                                                        Group, Inc.     Adjustments          Pro Forma
                                                         ----------------------------------------------
                     Assets
Current Assets:
   Cash and cash equivalents                             $    266       $    (75)  a           $    191
   Accounts receivable, net                                41,997         (6,492)  a             35,505
   Inventories                                             12,519           (731)  a             11,788
   Deferred income taxes                                      820           (246)  a                574
   Prepaid expenses                                         2,083            (97)  a              1,986
   Other current assets                                     1,239         13,789   a              1,151
                                                                         (13,877)  b
                                                         ----------------------------------------------
                                                           58,924         (7,729)                51,195

Property and equipment, net                                50,024         (5,988)  a             44,036

Noncurrent assets:
   Intangibles, net                                        60,209        (27,073)  a             33,136
   Investment in Pentagon                                      --         22,510   a              7,621
                                                                          (8,834)  b
                                                                          (6,055)  c
   Other assets                                               547            (90)  a                457
                                                         ----------------------------------------------

Total assets                                             $169,704       $(33,259)              $136,445
                                                         ==============================================

      Liabilities and Shareholders' Equity

Current liabilities:
   Accounts payable                                      $ 10,789       $   (917)  a           $  9,872
   Accrued compensation and related taxes                   2,542           (470)  a              2,072
   Current maturities of noncurrent liabilities               325            (41)  a                284
   Other accrued liabilities                               10,717         (1,088)  a              7,443
                                                                          (2,186)  c
                                                         ----------------------------------------------
                                                           24,373         (4,702)                19,671

Noncurrent liabilities
   Long-term debt                                          86,762            (50)  a             64,001
                                                                         (22,711)  b
   Deferred income taxes                                    4,410           (727)  a              3,683
   Other                                                       28             --                     28
                                                         ----------------------------------------------
                                                           91,200        (23,488)                67,712

Minority interest                                           1,200         (1,200)  a                 --

Shareholders' equity                                       52,931         (3,869)  c             49,062
                                                         ----------------------------------------------

Total liabilities and shareholders' equity               $169,704       $(33,259)              $136,445
                                                         ==============================================

The accompanying notes are an integral part of the consolidated pro forma financial information.

                       MPW Industrial Services Group, Inc.
                        Unaudited Pro Forma Consolidated
                             Statement of Operations
                        For the Year Ended June 30, 1999
                      (in thousands, except per share data)


                                                             MPW
                                                          Industrial
                                                            Services      Pro Forma
                                                          Group, Inc.     Adjustments      Pro Forma
                                                          ------------------------------------------
Revenues                                                   $147,197       $(12,952)  a     $134,245

Costs and expenses:
   Cost of services                                          99,113         (8,457)  a       90,656
   Selling, general and administrative expenses              26,303         (3,349)  a       22,954
   Depreciation and amortization                              6,846           (641)  a        6,205
                                                           ----------------------------------------
   Total costs and expenses                                 132,262        (12,447)         119,815
                                                           ----------------------------------------

Income from operations                                       14,935           (505)          14,430
   Interest expense, net                                      3,448         (1,816)  c        1,632
   Equity income in Pentagon                                     --             68   a           68
                                                           ----------------------------------------
   Income before income taxes                                11,487          1,379           12,866
   Provision for income taxes                                 4,595            551   d        5,146
                                                           ----------------------------------------

Net income                                                 $  6,892       $    828         $  7,720
                                                           ========================================

Net income per share, basic                                $   0.64                        $   0.72
                                                           ========================================

Net income per share, diluted                              $   0.60                        $   0.68
                                                           ========================================

Weighted average shares outstanding, basic                   10,734                          10,734
Weighted average shares outstanding, diluted                 11,521                          11,404

The accompanying notes are an integral part of the consolidated pro forma financial information.

                       MPW Industrial Services Group, Inc.
                        Unaudited Pro Forma Consolidated
                             Statement of Operations
                    For the Nine Months Ended March 31, 2000
                      (in thousands, except per share data)


                                                              MPW
                                                           Industrial
                                                            Services       Pro Forma
                                                           Group, Inc.     Adjustments      Pro Forma
                                                            -----------------------------------------
Revenues                                                    $143,526       $(22,956)  a      $120,570

Costs and expenses:
   Cost of services                                           97,365        (14,129)  a        83,236
   Selling, general and administrative expenses               24,636         (5,307)  a        19,329
   Depreciation and amortization                               7,168         (1,203)  a         5,965
                                                            -----------------------------------------
   Total costs and expenses                                  129,169        (20,639)          108,530
                                                            -----------------------------------------

Income from operations                                        14,357         (2,317)           12,040
   Interest expense, net                                       4,571         (1,363)  c         3,208
   Loss on sale of subsidiary                                  5,712         (5,712)  b            --
   Equity income in Pentagon                                      --            310   a           310
                                                            -----------------------------------------
   Income before income taxes                                  4,074          5,068             9,142
   Provision for income taxes                                  1,629          2,028   d         3,657
                                                            -----------------------------------------

Net income                                                  $  2,445       $  3,040          $  5,485
                                                            =========================================

Net income per share, basic                                 $   0.22                         $   0.50
                                                            =========================================

Net income per share, diluted                               $   0.21                         $   0.48
                                                            =========================================

Weighted average shares outstanding, basic                    10,877                           10,877
Weighted average shares outstanding, diluted                  11,520                           11,520

The accompanying notes are an integral part of the consolidated pro forma financial information.

                       MPW Industrial Services Group, Inc.
                    Notes to Unaudited Pro Forma Consolidated
                              Financial Statements

Note 1 - Balance Sheet

The pro forma balance sheet has been prepared to reflect the disposition of the Company's majority equity interest in Pentagon as if it had happened on March 31, 2000. Pro forma adjustments are made to reflect:

a. The elimination of the assets and liabilities of Pentagon included in the historical financial statements, recording the Company's investment in and advances to Pentagon under the equity method of accounting, and assumption of certain Pentagon liabilities to be retained by the Company.

b. A payment of $22.7 million to the Company for the repayment of Pentagon's indebtedness to the Company and the Company's sale of capital stock in Pentagon to Baird Capital Partners and certain affiliates. Total proceeds have been applied to reduce long term debt.

c. Recording of a loss on the disposition of the Company's majority equity ownership in Pentagon and related expenses totaling $6.1 million, accrual of related transaction expenses, and a reduction in income taxes payable of $2.6 million related to the tax benefit associated with the transaction loss and related expenses.

Note 2 - Statements of Operations

The pro forma statements of operations have been prepared to reflect the following pro forma adjustments necessary to reflect the disposition of the Company's majority equity interest in Pentagon as if it had occurred at June 30, 1998 prior to the period of operations presented in the pro forma statements of operations. Pro forma adjustments are made to reflect:

a. The elimination of the revenues and expenses of Pentagon included in the historical financial statements, and recording the Company's equity earnings in Pentagon at the Company's post transaction ownership percentage of 22.3 percent.

b. Elimination of the loss on sale of subsidiary which reflects the estimated loss on the Company's disposition of it majority ownership percentage in Pentagon and related expenses and tax benefit that were recorded in the Company's historical financial statements for the nine month period ended March 31, 2000.

c. A reduction in interest expense for the repayment of the Company's long-term debt from the $22.7 million proceeds received in this transaction.

d. Record tax provision (benefit) on pro forma adjustments at 40 percent rate.

         (c)      Exhibits

                  2.1 Recapitalization Agreement, dated April 25, 2000, by and among Pentagon Technologies Group, Inc., MPW Industrial Services Group, Inc., MPW Management Services Corp., Pentagon Merger Sub, Inc., Baird Capital Partners III Limited Partnership, BCP III Special Affiliates Limited Partnerships and BCP III Affiliates Fund Limited Partnership.

                  2.2 Amendment No. 1 to Recapitalization Agreement, dated as of July 17, 2000, by and among Pentagon Technologies Group, Inc., MPW Industrial Services Group, Inc., MPW Management Services Corp., Pentagon Merger Sub, Inc., Baird Capital Partners III Limited Partnership, BCP III Special Affiliates Limited Partnerships, BCP III Affiliates Fund Limited Partnership, PPM America Private Equity Fund, L.P., Old Hickory Fund I, LLC, and Antares Capital Corporation.

                  99.1 MPW Industrial Services Group, Inc. Press Release dated July 19, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MPW Industrial Services Group, Inc.
                               (Registrant)

                               By: /s/ Ira O. Kane
                                   --------------------------------------
                                   President and Chief Operating Officer;
                                   Director

Dated: August 3, 2000

                                INDEX TO EXHIBITS


       Exhibit
        Number    Description
        ------    -----------

         2.1 Recapitalization Agreement, dated as of April 25, 2000, by and among Pentagon Technologies Group, Inc., MPW Industrial Services Group, Inc., MPW Management Services Corp., Pentagon Merger Sub, Inc., Baird Capital Partners III Limited Partnership, BCP III Special Affiliates Limited Partnerships and BCP III Affiliates Fund Limited Partnership.

         2.2 Amendment No. 1 to Recapitalization Agreement, dated as of July 17, 2000, by and among Pentagon Technologies Group, Inc., MPW Industrial Services Group, Inc., MPW Management Services Corp., Pentagon Merger Sub, Inc., Baird Capital Partners III Limited Partnership, BCP III Special Affiliates Limited Partnerships, BCP III Affiliates Fund Limited Partnership, PPM America Private Equity Fund, L.P., Old Hickory Fund I, LLC, and Antares Capital Corporation.

         99.1 MPW Industrial Services Group, Inc. Press Release dated July 19, 2000.